Exhibit 99.1

iGATE CFO Succumbs to Cardiac Arrest

PITTSBURGH, Aug. 15, 2008 (PRIME NEWSWIRE) — iGATE Corporation (NasdaqGM: IGTE), an integrated technology and operations (iTOPS) company, announced the sad and untimely death of Ramachandran Natesan its Chief Financial Officer. Mr. Natesan died of cardiac arrest on August 15, 2008.

“Ram was a close friend and an important member of our corporate family. Since joining iGATE over 5 years ago as Chief Financial Officer he demonstrated considerable talent, poise, commitment and determination to help iGATE achieve its vision and mission. He has provided us invaluable services and we will miss him dearly. Our prayers also go out to his family and hope that they find courage to deal with this personal tragedy,” said Phaneesh Murthy, Chief Executive Officer of iGATE Corporation.

As a member of the iGATE Executive Committee Mr. Natesan has been integrally involved in all the key aspects of the company and his sound logic, wisdom, balance and stability have been a large part of iGATE’s transformation.

iGATE Corporation and all of its employees extend their deepest sympathy to Ram’s wife Chitra and their two children, Rachana and Roshan.

About iGATE Corporation

Pittsburgh, Pennsylvania-based iGATE Corporation (NasdaqGM: IGTE) is the first fully integrated technology and operations firm with a global service model. iGATE Corporation, through its subsidiary, iGATE Global Solutions Ltd., enables clients to optimize their business through a combination of process investment strategies, technology leverage and business process outsourcing and provisioning. Services include consulting, enterprise data management and data warehousing, business intelligence and analytics, design, development, systems integration, package evaluation, and implementation, re-engineering and maintenance. iGATE Corporation also offers IT Professional Services in the areas of packaged application implementation, custom development, web services and business intelligence. The company services more than 300 clients across the globe. Clients rely on iGATE because of the high quality of service, responsiveness, and cost-effective global reach. More information about iGATE is available at http://www.igate.com/investors.html.

The iGATE Global Solutions logo is available at http://www.primenewswire.com/newsroom/prs/?pkgid=5150

Forward-Looking Statements

Some of the statements contained in this news release that are not historical facts are forward-looking statements. These forward-looking statements include the company’s financial, growth and liquidity projections as well as statements concerning the company’s plans, strategies, intentions and beliefs concerning business cash flows, costs and the markets in which it operates and the proposed divestiture of its Professional Services business. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects” and similar expressions are intended to identify certain forward-looking statements. These statements are based on information currently available to the company and it assumes no obligation to update the forward statements as circumstances change. There are risks and uncertainties that could cause actual events to differ materially from the forward-looking statements. These risks include, but are not limited to, the company’s ability to predict its financial performance, the level of market demand for its services, the highly-competitive market for the types of services offered by the company, the impact of competitive factors on profit margins, market conditions that could cause the company’s customers to reduce their spending for its services, the company’s ability to create, acquire and build new businesses and to grow existing businesses, attract and retain qualified personnel, reduce costs and conserve cash, currency fluctuations and market conditions in India and elsewhere around the world, political and military tensions in India and South Asia, changes in generally accepted accounting principles and/or their interpretation and other risks that are described in more detail in the company’s filings with the Securities and Exchange Commission including its Form 10-K for the year ended December 31, 2007.

Contact:

RF Binder

Media Contact:

Alexis Wilson

212-994-7591

alexis.wilson@rfbinder.com

iGATE Corporation

Media Contact:

Subramanyam Rathnam

510-402-7354

subramanyam.rathnam@igate.com